Exhibit 10.7

EXECUTION VERSION

JOINDER AND SUPPLEMENT AGREEMENT

JOINDER AND SUPPLEMENT AGREEMENT (this “Agreement”) dated as of January 7, 2015, among WILMINGTON TRUST, NATIONAL ASSOCIATION (the “New Trustee”), as an Other First-Priority Lien Obligations Administrative Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION (the “New Collateral Agent”), as an Other First-Priority Lien Obligations Collateral Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the First-Lien Revolving Facility Secured Parties referred to herein, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein (the “First-Lien Revolving Facility Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein (the “Trustee”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein (the “Notes Collateral Agent”), VERSO PAPER FINANCE HOLDINGS LLC (“Holdings”), VERSO PAPER HOLDINGS LLC (the “Company”) (on behalf of itself and its subsidiaries), NEWPAGE HOLDINGS LLC (the “New Subsidiary”) and any other Authorized Representative and other First-Lien Collateral Agent from time to time party hereto.

Pursuant to that certain indenture, dated as of the date hereof (the “New Indenture”), with respect to the Company’s new 11.75% senior secured notes due 2019 (the “New Notes”) by and among (i) the Company, (ii) Holdings, (iii) the guarantors party thereto, (iv) the Intercreditor Agent, and (v) the New Trustee as trustee and as collateral agent, and the other parties signatory thereto, Holdings and the Company issued the New Notes.

This Agreement is supplemental to that certain First-Priority Intercreditor Agreement, dated as of May 4, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the First-Lien Revolving Facility Collateral Agent, the Trustee, the Notes Collateral Agent, Holdings, the Company and the other parties signatory thereto. This Agreement has been entered into to record the accession of the New Trustee as Other First-Priority Lien Obligations Administrative Agent under the Intercreditor Agreement, to record the accession of the New Collateral Agent as an Other First-Priority Lien Obligations Collateral Agent under the Intercreditor Agreement, and to record the accession of the New Subsidiary as a subsidiary of the Company under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 The New Trustee agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent.

SECTION 2.02 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent.

SECTION 2.03 The New Subsidiary agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as a subsidiary of the Company as if it had originally been party to the Intercreditor Agreement as a subsidiary of the Company.

SECTION 2.04 The New Trustee and the New Collateral Agent confirm that the address details for notices pursuant to the Intercreditor Agreement is as follows:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Corporate Capital Markets – Verso Paper Administrator

Copy to Facsimile: 612-217-5651

SECTION 2.05 Each party to the Intercreditor Agreement (other than the New Trustee, the New Collateral Agent and the New Subsidiary) confirms the acceptance of the New Administrative Agent as an Other First-Priority Lien Obligations Administrative Agent, the New Collateral Agent as an Other First-Priority Lien Obligations Collateral Agent, and the New Subsidiary as a subsidiary of the Company, for purposes of the Intercreditor Agreement.

SECTION 2.06 Except as expressly provided herein, in the Intercreditor Agreement or in any Other First-Priority Lien Obligations Security Documents, WILMINGTON TRUST, NATIONAL ASSOCIATION is acting in the capacity of Other First-Priority Lien Obligations Administrative Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION is acting in its capacity as Other First-Priority Lien Obligations Collateral Agent solely for the Secured Parties under that certain Collateral Agreement, dated as of the date hereof, among Holdings, the Company, the subsidiaries of the Company party thereto, and the New Collateral Agent as collateral agent for the Secured Parties (as defined therein).

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NEWPAGE HOLDINGS INC., as new subsidiary of the Company

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

[Signature Page – Joinder and Supplement Agreement to First-Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Administrative Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Collateral Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page – Joinder and Supplement Agreement to First-Priority Intercreditor Agreement]

Notice of this Agreement is hereby acknowledged and received by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as First-Lien Revolving Facility Collateral Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Liagzi Huang
Name:	Liagzi Huang
Title:	Authorized Signatory

[Signature Page – Joinder and Supplement Agreement to First-Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee under the First-Lien Notes

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page – Joinder and Supplement Agreement to First-Priority Intercreditor Agreement]

VERSO PAPER FINANCE HOLDINGS LLC, as Holdings

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC, as Company

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

[Signature Page – Joinder and Supplement Agreement to First-Priority Intercreditor Agreement]